UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 6, 2009

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 N. McCarthy Blvd., No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 263-3214

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

Signatures

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2009, Registrant (the “Company” or we) announced via news release the results for our fiscal 2009 fourth quarter and fiscal year ended March 31, 2009. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), the Company’s press release contains non-GAAP financial measures that exclude the effects of share-based compensation and the requirements of SFAS No. 123R, “Share-based Payment” (“123R”). In particular, the non-GAAP financial measures used by management and disclosed by the Company exclude the income statement effects of all forms of share-based compensation and the effects of 123R upon the number of diluted shares used in calculating non-GAAP earnings per share. The non-GAAP financial measures also exclude Arques Technology acquisition-related costs, including ongoing amortization of acquisition-related intangibles and, during the third quarter of fiscal 2009, one time charges of approximately $5.3 million for impairment of goodwill and of $55,000 for impairment of certain of the remaining acquired Arques Technology intangible assets, but do include the approximately $1.1 million gain during the second quarter of fiscal 2009 from the sale of LED Driver assets which had been acquired primarily from Arques Technology. In addition, these non-GAAP measures utilize a tax rate that is based upon the income taxes we expect to actually pay relating to this quarter’s activities and results.

The Company develops an annual budget that includes all components of the income statement, exclusive of share-based compensation and Arques Technology acquisition costs. The accounting expense impact of share-based compensation or Arques Technology acquisition costs is not discussed or considered when assessing and determining the appropriate level of budgeted expenses for cost of sales, research and development (“R&D”), and selling, general and administrative (“SG&A”) or when determining profitability for purposes of profit sharing and bonuses. The gain during the second quarter of fiscal 2009 from the sale of LED Driver assets was not part of the annual budget as it was not then considered adequately foreseeable or estimable but such gain was factored in when determining revenue of the base business, overall gross profit, and operating cash flow for purposes of determining the earned bonus for the second quarter, although it was excluded from the profit cap on such bonus. The one-time charges for goodwill and asset impairment were not factored into bonus calculations.

The Company uses share-based compensation programs to align employees’ actions and behaviors with stockholders’ interest and to be able to attract, motivate and retain the best employees in a competitive marketplace. Share-based compensation is but one element in employee compensation and is evaluated separately from the cost of other compensation programs. Specifically, we evaluate our share-based compensation programs from the perspective of the resulting dilution and other metrics, and not from the resulting expense to be recorded.

When we develop our annual budget, for taxes we consider only the taxes we expect to pay rather than taxes determined in accordance with GAAP which may fluctuate substantially over the next several years as we assess whether and when to make further releases of or accruals to the valuation allowance against our deferred tax asset. When we consider our profitability for purposes of profit sharing and bonuses, we do not consider taxes.

Management has determined that inclusion of these non-GAAP financial measures provides investors a meaningful presentation of the Company’s operating results in addition to the GAAP disclosure. As management uses these non-GAAP measures internally for strategic decision making, forecasting future results and evaluating the Company’s current performance, management believes these measures assist investors’ understanding of how management views the Company’s operating results. These measures enhance overall understanding of the Company’s current financial performance and better enable comparability to prior results. Management believes cost of sales excluding share-based compensation, and operating expenses excluding share-based compensation are useful information for investors because comparative differences in the corresponding GAAP measures for different periods may reflect factors such as a different stock price when equity awards were made and different equity award practices rather than changes in the operation of the business. Similarly, management believes that excluding one-time impairment charges from operating expenses (and hence income) provides useful information for investors because the one-time charges in the corresponding GAAP measures reflect more than the operations of the business during the quarter or year in which the charges were incurred.

The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures in its press release. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1, Registrant’s News Release dated May 6, 2009, is furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 6th day of May, 2009.

CALIFORNIA MICRO DEVICES CORPORATION

(Registrant)

By:	/s/ ROBERT V. DICKINSON
Robert V. Dickinson
President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1	Registrant’s News Release dated May 6, 2009, is furnished pursuant to Item 2.02 of Form 8-K.